Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of The Blackstone Group L.P. as of December 31, 2015 and the jurisdictions in which they are organized.

Name	Jurisdiction of Incorporation or Organization
BCA IV - NQ L.L.C.	Delaware
BCCA I - NQ L.L.C.	Delaware
BCLA LLC	Delaware
BCLO Advisors L.L.C.	Delaware
BCMA FCC L.L.C.	Delaware
Bcom Side-By-Side GP L.L.C.	Delaware
BCP IV GP L.L.C.	Cayman Islands
BCP IV Side-By-Side GP L.L.C.	Delaware
BCP SGP IV GP L.L.C.	Cayman Islands
BCP V GP L.L.C.	Cayman Islands
BCP V Side-By-Side GP L.L.C.	Delaware
BCP V USS Side-by-Side GP LLC	Delaware
BCP VI GP L.L.C.	Delaware
BCP VI Side-by-Side GP L.L.C.	Delaware
BCP VI-NQ Side-by-Side GP L.L.C.	Delaware
BCP V-NQ (Cayman II) GP L.L.C.	Delaware
BCP V-NQ GP L.L.C.	Cayman Islands
BCRED Holdings (Cayman) - S L.L.C.	Cayman Islands
BCVA L.L.C.	Delaware
BCVP Side-By-Side GP L.L.C.	Delaware
BEP GP L.L.C.	Cayman Islands
BEP II GP L.L.C.	Delaware
BEP II Side-by-Side GP LLC	Delaware
BEP II Side-by-Side GP NQ L.L.C.	Delaware
BEP Side-by-Side GP L.L.C.	Delaware
BG (HK) L Holdings L.L.C.	Delaware
BGAL Holdings L.L.C.	Delaware
Blackstone (China) Equity Investment Management Company Limited	China
Blackstone (FM) Real Estate L.L.P.	United Kingdom
Blackstone (FM) Real Estate Supervisory GP LLP	United Kingdom
Blackstone (Shanghai) Equity Investment Management Co. Ltd. Beijing Branch	China
Blackstone (Shanghai) Equity Investment Management Company Limited	China
Blackstone Administrative Services Partnership L.P.	Delaware
Blackstone Advisors India Private Limited	India
Blackstone Advisory Partners L.P.	Delaware
Blackstone Advisory Services L.L.C.	Delaware
Blackstone AG Associates L.P.	Cayman Islands
Blackstone AG L.L.C.	Delaware
Blackstone AG Ltd.	Cayman Islands
Blackstone Alternative Asset Management Associates L.L.C.	Delaware
Blackstone Alternative Asset Management LP	Delaware
Blackstone Alternative Investment Advisors L.L.C.	Delaware
Blackstone Alternative Solutions L.L.C.	Delaware
Blackstone Capital Commitment Partners III L.P.	Delaware
Blackstone Cleantech Venture Advisors L.L.C.	California
Blackstone Cleantech Venture Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates L.L.C.	Delaware
Blackstone Commercial Real Estate Debt Associates-NQ L.L.C.	Delaware
Blackstone Communications Advisors I L.L.C.	Delaware
Blackstone Communications Capital Associates I - NQ L.P.	Delaware
Blackstone Communications Capital Commitment Partners I - NQ L.P.	Delaware
Blackstone Communications FCC L.L.C.	Delaware
Blackstone Communications GP L.L.C.	Cayman Islands
Blackstone Communications Management Associates (Cayman) L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone Communications Management Associates I - NQ L.L.C.	Delaware
Blackstone Communications Management Associates L.L.C.	Delaware
Blackstone Corporate Debt Administration L.L.C.	Delaware
Blackstone Credit Liquidity Associates (Cayman) L.P.	Cayman Islands
Blackstone Credit Liquidity Associates L.L.C.	Delaware
Blackstone DD Advisors L.L.C.	Delaware
Blackstone DD Associates L.L.C.	Delaware
Blackstone Debt Advisors L.P.	Delaware
Blackstone Debt Orig Associates L.L.C.	Delaware
Blackstone Distressed Securities Advisors L.P.	Delaware
Blackstone Distressed Securities Associates L.P.	Delaware
Blackstone Distressed Securities Fund L.P.	Delaware
Blackstone DL Mezzanine Associates L.P.	Delaware
Blackstone DL Mezzanine Holdings (Cayman) L.P.	Cayman Islands
Blackstone DL Mezzanine Management Associates L.L.C.	Delaware
Blackstone DO Associates L.L.C.	Delaware
Blackstone EMA II LLC	Delaware
Blackstone EMA L.L.C.	Delaware
Blackstone EMA NQ LLC	Delaware
Blackstone Energy Family Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) II - ESC L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Energy Family Investment Partnership ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership II ESC L.P.	Delaware
Blackstone Energy Family Investment Partnership L.P.	Delaware
Blackstone Energy Family Investment Partnership NQ ESC L.P.	Delaware
Blackstone Energy LR Associates (Cayman) II Ltd.	Cayman Islands
Blackstone Energy LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Energy Management Associates (Cayman) II L.P.	Cayman Islands
Blackstone Energy Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Energy Management Associates II L.L.C.	Delaware
Blackstone Energy Management Associates L.L.C.	Delaware
Blackstone Family Cleantech Investment Partnership L.P.	Delaware
Blackstone Family Communications FCC - NQ L.P.	Delaware
Blackstone Family Communications Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Communications Partnership I L.P.	Delaware
Blackstone Family FCC - NQ L.P.	Delaware
Blackstone Family FCC L.L.C.	Delaware
Blackstone Family GP L.L.C.	Delaware
Blackstone Family Investment Partnership (Cayman II) V NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) III L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) IV - A L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI - ESC L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) VI L.P.	Cayman Islands
Blackstone Family Investment Partnership (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Family Investment Partnership II L.P.	Delaware
Blackstone Family Investment Partnership III L.P.	Delaware
Blackstone Family Investment Partnership IV - A L.P.	Delaware
Blackstone Family Investment Partnership V L.P.	Delaware
Blackstone Family Investment Partnership V USS L.P.	Delaware
Blackstone Family Investment Partnership VI ESC L.P.	Delaware
Blackstone Family Investment Partnership VI L.P.	Delaware
Blackstone Family Investment Partnership VI-NQ ESC L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Family Investment Partnership VI-NQ L.P.	Delaware
Blackstone Family Media Partnership III L.P.	Delaware
Blackstone Family Real Estate Debt Strategies II - ESC L.P.	Delaware
Blackstone Family Real Estate Debt Strategies II - Side-by-Side GP L.L.C.	Delaware
Blackstone Family Real Estate Partnership II L.P.	Delaware
Blackstone Family Real Estate Partnership III L.P.	Delaware
Blackstone Family Real Estate Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership ESC-NQ LP	Delaware
Blackstone Family Tactical Opportunities FCC Investment Partnership-NQ LP	Delaware
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) ESC L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) ESC NQ L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership (Cayman) NQ L.P.	Cayman Islands
Blackstone Family Tactical Opportunities Investment Partnership ESC L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership ESC-NQ L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership L.P.	Delaware
Blackstone Family Tactical Opportunities Investment Partnership-NQ L.P.	Delaware
Blackstone FC Capital Associates IV L.P.	Delaware
Blackstone FC Capital Commitment Partners IV L.P.	Delaware
Blackstone FC Communication Capital Associates I L.P.	Delaware
Blackstone FC Communications Capital Commitment Partners I L.P.	Delaware
Blackstone FI Capital Commitment Partners (Cayman) III L.P.	Cayman Islands
Blackstone FI Communications Associates (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine (Cayman) II Ltd.	Cayman Islands
Blackstone FI Mezzanine (Cayman) Ltd.	Cayman Islands
Blackstone FI Mezzanine Associates (Cayman) L.P.	Cayman Islands
Blackstone FI Mezzanine Holdings (Cayman) II L.P.	Cayman Islands
Blackstone FI Mezzanine Holdings (Cayman) L.P.	Cayman Islands
Blackstone Fund Services India Private Limited	India
Blackstone Group Holdings L.L.C.	Delaware
Blackstone Group Holdings L.P.	Delaware
Blackstone Group International Holdings L.L.C.	Delaware
Blackstone Group Limited Partner L.L.C.	Delaware
Blackstone Group Real Estate Holdings International (Alberta) L.P.	Canada
Blackstone Holdings Finance Co. L.L.C.	Delaware
Blackstone Holdings I L.P.	Delaware
Blackstone Holdings I/II GP Inc.	Delaware
Blackstone Holdings II L.P.	Delaware
Blackstone Holdings III GP L.P.	Delaware
Blackstone Holdings III GP Limited Partner L.L.C.	Delaware
Blackstone Holdings III GP Management L.L.C.	Delaware
Blackstone Holdings III GP Sub L.L.C.	Delaware
Blackstone Holdings III L.P.	Canada
Blackstone Holdings I-Sub (BAAM) GP L.L.C.	Delaware
Blackstone Holdings IV GP L.P.	Canada
Blackstone Holdings IV GP Limited Partner L.L.C.	Delaware
Blackstone Holdings IV GP Management (Delaware) L.P.	Delaware
Blackstone Holdings IV GP Management L.L.C.	Delaware
Blackstone Holdings IV L.P.	Canada
Blackstone Infrastructure Management Partners LLC	Delaware
Blackstone Innovations (Cayman) III L.L.C.	Cayman Islands
Blackstone Innovations III L.L.C.	Delaware
Blackstone Innovations L.L.C.	Delaware
Blackstone Intermediary Holdco L.L.C.	Delaware
Blackstone Korea Advisors LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Korea Advisors Ltd.	Korea
Blackstone Liberty Place L.L.C.	Delaware
Blackstone LR Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) VI Ltd.	Cayman Islands
Blackstone LR Associates (Cayman) V-NQ Ltd.	Cayman Islands
Blackstone Management Associates (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V L.P.	Cayman Islands
Blackstone Management Associates (Cayman) VI L.P.	Cayman Islands
Blackstone Management Associates (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Management Associates IV L.L.C.	Delaware
Blackstone Management Associates IV NQ L.L.C.	Delaware
Blackstone Management Associates V L.L.C.	Delaware
Blackstone Management Associates V USS L.L.C.	Delaware
Blackstone Management Associates VI L.L.C.	Delaware
Blackstone Management Associates VI-NQ L.L.C.	Delaware
Blackstone Management Partners (India) L.L.C.	Delaware
Blackstone Management Partners GP L.L.C.	Delaware
Blackstone Management Partners III L.L.C.	Delaware
Blackstone Management Partners IV L.L.C.	Delaware
Blackstone Management Partners L.L.C.	Delaware
Blackstone Management Partners L.P.	Delaware
Blackstone Market Opportunities Fund L.P.	Delaware
Blackstone Media Capital Commitment Partners III L.P.	Delaware
Blackstone Mezzanine Advisors L.P.	Delaware
Blackstone Mezzanine Associates II L.P.	Delaware
Blackstone Mezzanine Associates II USS L.P.	Delaware
Blackstone Mezzanine Associates L.P.	Delaware
Blackstone Mezzanine GP II L.L.C.	Delaware
Blackstone Mezzanine GP L.L.C.	Cayman Islands
Blackstone Mezzanine Holdings II L.P.	Delaware
Blackstone Mezzanine Holdings II USS L.P.	Delaware
Blackstone Mezzanine Holdings II-A L.P.	Delaware
Blackstone Mezzanine Holdings L.P.	Delaware
Blackstone Mezzanine Management Associates II L.L.C.	Delaware
Blackstone Mezzanine Management Associates II USS L.L.C.	Delaware
Blackstone Mezzanine Management Associates L.L.C.	Delaware
Blackstone OBS Associates L.P.	Cayman Islands
Blackstone OBS L.L.C.	Delaware
Blackstone OBS Ltd.	Cayman Islands
Blackstone Participation FCC - NQ L.P.	Delaware
Blackstone Participation FCC L.L.C.	Delaware
Blackstone Participation Partnership (Cayman II) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V L.P.	Cayman Islands
Blackstone Participation Partnership (Cayman) V-NQ L.P.	Cayman Islands
Blackstone Participation Partnership IV L.P.	Delaware
Blackstone Participation Partnership V L.P.	Delaware
Blackstone Participation Partnership V USS L.P.	Delaware
Blackstone PAT Holdings IV L.L.C.	Delaware
Blackstone PB I L.L.C.	Delaware
Blackstone PB II L.L.C.	Delaware
Blackstone PBIF III L.P.	Cayman Islands
Blackstone PBPEF V L.P.	Cayman Islands

Name	Jurisdiction of Incorporation or Organization
Blackstone PBREF III L.P.	Cayman Islands
Blackstone Property Advisors L.P.	Delaware
Blackstone Property Associates International L.L.C.	Delaware
Blackstone Property Associates International L.P.	Cayman Islands
Blackstone Property Associates International-NQ L.L.C.	Cayman Islands
Blackstone Property Associates International-NQ L.P.	Cayman Islands
Blackstone Property Associates L.L.C.	Delaware
Blackstone Property Associates L.P.	Delaware
Blackstone Property International Ltd.	Cayman Islands
Blackstone Property Management L.L.C.	Delaware
Blackstone Property Management Limited	United Kingdom
Blackstone Property Management S.Ã.R.L.	France
Blackstone RE Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate (Cayman) IV Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) V Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI - Q Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VI Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII - NQ Ltd.	Cayman Islands
Blackstone Real Estate (Cayman) VII Ltd.	Cayman Islands
Blackstone Real Estate (Chiswick) Holdings L.P.	Cayman Islands
Blackstone Real Estate Advisors Europe L.P.	Delaware
Blackstone Real Estate Advisors III L.P.	Delaware
Blackstone Real Estate Advisors International L.L.C.	Delaware
Blackstone Real Estate Advisors IV L.L.C.	Delaware
Blackstone Real Estate Advisors L.P.	Delaware
Blackstone Real Estate Advisors V L.P.	Delaware
Blackstone Real Estate Advisors VI L.P.	Delaware
Blackstone Real Estate Associates (Alberta) IV L.P.	Canada
Blackstone Real Estate Associates (Offshore) V L.P.	Canada
Blackstone Real Estate Associates (Offshore) VI L.P.	Canada
Blackstone Real Estate Associates (Offshore) VII - NQ L.P.	Canada
Blackstone Real Estate Associates (Offshore) VII L.P.	Canada
Blackstone Real Estate Associates (Offshore) VIII - NQ L.P.	Cayman Islands
Blackstone Real Estate Associates (Offshore) VIII L.P.	Cayman Islands
Blackstone Real Estate Associates (Offshore) VI-Q L.P.	Canada
Blackstone Real Estate Associates Asia - NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Asia L.P.	Cayman Islands
Blackstone Real Estate Associates Europe (Delaware) III - NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) III L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV - NQ L.L.C.	Delaware
Blackstone Real Estate Associates Europe (Delaware) IV L.L.C.	Delaware
Blackstone Real Estate Associates Europe III - NQ L.P.	Delaware
Blackstone Real Estate Associates Europe III L.P.	Cayman Islands
Blackstone Real Estate Associates Europe IV - NQ L.P.	Cayman Islands
Blackstone Real Estate Associates Europe IV L.P.	Cayman Islands
Blackstone Real Estate Associates International (Delaware) II L.L.C.	Delaware
Blackstone Real Estate Associates International (Delaware) L.L.C.	Delaware
Blackstone Real Estate Associates International II L.P.	Cayman Islands
Blackstone Real Estate Associates International L.P.	Cayman Islands
Blackstone Real Estate Associates IV L.P.	Delaware
Blackstone Real Estate Associates V L.P.	Delaware
Blackstone Real Estate Associates VI - ESH L.P.	Delaware
Blackstone Real Estate Associates VI - NQ L.P.	Delaware
Blackstone Real Estate Associates VI L.L.C.	Delaware
Blackstone Real Estate Associates VI L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Associates VII - NQ L.P.	Delaware
Blackstone Real Estate Associates VII L.P.	Delaware
Blackstone Real Estate Associates VIII - NQ L.P.	Delaware
Blackstone Real Estate Associates VIII L.P.	Delaware
Blackstone Real Estate Australia Pty Limited	Australia
Blackstone Real Estate Capital Commitment Partners III L.P.	Delaware
Blackstone Real Estate Capital GP Asia L.L.P.	United Kingdom
Blackstone Real Estate Capital GP VII L.L.P.	United Kingdom
Blackstone Real Estate Capital GP VII L.L.P. (UK)	United Kingdom
Blackstone Real Estate Capital UK Asia Limited	United Kingdom
Blackstone Real Estate Capital UK VII Limited	United Kingdom
Blackstone Real Estate Capital UK VII Limited (UK)	United Kingdom
Blackstone Real Estate CMBS Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Debt Strategies Associates II L.P.	Delaware
Blackstone Real Estate Debt Advisors UK Limited	United Kingdom
Blackstone Real Estate Europe (Cayman) III - NQ Ltd.	Cayman Islands
Blackstone Real Estate Europe (Cayman) III Ltd.	Cayman Islands
Blackstone Real Estate Europe Limited	United Kingdom
Blackstone Real Estate Holdings (Alberta) IV L.P.	Canada
Blackstone Real Estate Holdings (Offshore) V L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI - ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI - Q ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI - Q L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VI L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII - ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VIII-ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings (Offshore) VIII-NQ-ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings (Offshore) VII-NQ - ESC L.P.	Canada
Blackstone Real Estate Holdings (Offshore) VII-NQ L.P.	Canada
Blackstone Real Estate Holdings Asia - ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Asia - NQ - ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings Director L.L.C.	Delaware
Blackstone Real Estate Holdings Europe III - NQ L.P.	Canada
Blackstone Real Estate Holdings Europe III L.P.	Canada
Blackstone Real Estate Holdings Europe III-ESC L.P.	Canada
Blackstone Real Estate Holdings Europe III-NQ ESC L.P.	Canada
Blackstone Real Estate Holdings Europe IV - ESC L.P.	Delaware
Blackstone Real Estate Holdings Europe IV - NQ ESC L.P.	Cayman Islands
Blackstone Real Estate Holdings II L.P.	Delaware
Blackstone Real Estate Holdings III L.P.	Delaware
Blackstone Real Estate Holdings International - A L.P.	Canada
Blackstone Real Estate Holdings International II - Q L.P.	Canada
Blackstone Real Estate Holdings International II L.P.	Canada
Blackstone Real Estate Holdings IV L.P.	Delaware
Blackstone Real Estate Holdings L.P.	Delaware
Blackstone Real Estate Holdings V L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ ESC L.P.	Delaware
Blackstone Real Estate Holdings VI - NQ L.P.	Delaware
Blackstone Real Estate Holdings VI L.P.	Delaware
Blackstone Real Estate Holdings VI-ESC L.P.	Delaware
Blackstone Real Estate Holdings VII L.P.	Delaware
Blackstone Real Estate Holdings VII-ESC L.P.	Delaware
Blackstone Real Estate Holdings VIII-ESC L.P.	Delaware
Blackstone Real Estate Holdings VIII-NQ-ESC L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Real Estate Holdings VII-NQ - ESC L.P.	Delaware
Blackstone Real Estate Holdings VII-NQ L.P.	Delaware
Blackstone Real Estate Income Advisors L.L.C.	Delaware
Blackstone Real Estate Korea Ltd.	Korea
Blackstone Real Estate Management Associates Europe III - NQ L.P.	Cayman Islands
Blackstone Real Estate Management Associates Europe III L.P.	Canada
Blackstone Real Estate Management Associates International II L.P.	Canada
Blackstone Real Estate Management Associates International L.P.	Canada
Blackstone Real Estate Partners Holdings Ltd.	United Kingdom
Blackstone Real Estate Partners Limited	United Kingdom
Blackstone Real Estate Partners VI - V.D. L.L.C.	United Kingdom
Blackstone Real Estate Partners VI.C-ESH L.P.	Delaware
Blackstone Real Estate Partners VII L.L.C.	Delaware
Blackstone Real Estate Special Situation Associates Europe - NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations (Alberta) II GP L.P.	Delaware
Blackstone Real Estate Special Situations Advisors (Isobel) L.L.C.	Delaware
Blackstone Real Estate Special Situations Advisors L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe (Delaware) L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates Europe L.P.	Delaware
Blackstone Real Estate Special Situations Associates II L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates II-NQ L.L.C.	Delaware
Blackstone Real Estate Special Situations Associates L.L.C.	Delaware
Blackstone Real Estate Special Situations Europe (Cayman) Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.L.C.	Cayman Islands
Blackstone Real Estate Special Situations Europe GP L.P.	Cayman Islands
Blackstone Real Estate Special Situations Fund L.P.	Delaware
Blackstone Real Estate Special Situations Holdings Europe - ESC L.P.	Canada
Blackstone Real Estate Special Situations Holdings Europe L.P.	Canada
Blackstone Real Estate Special Situations Holdings II - ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II - NQ ESC L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II L.P.	Delaware
Blackstone Real Estate Special Situations Holdings II-NQ L.P.	Delaware
Blackstone Real Estate Special Situations Holdings L.P.	Cayman Islands
Blackstone Real Estate Special Situations Management Associates Europe L.P.	Cayman Islands
Blackstone Real Estate Special Situations Offshore Fund Ltd.	Cayman Islands
Blackstone Real Estate Special Situations Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Special Situations-NQ Side-by-Side GP L.L.C.	Delaware
Blackstone Real Estate Supervisory UK Asia Limited	United Kingdom
Blackstone Real Estate Supervisory UK Limited	United Kingdom
Blackstone Real Estate Supervisory UK VII Limited	United Kingdom
Blackstone Real Estate UK Limited	United Kingdom
Blackstone Senfina Advisors L.L.C.	Delaware
Blackstone Senfina Associates L.L.C.	Delaware
Blackstone Services Mauritius II Ltd.	Mauritius
Blackstone Services Mauritius Ltd.	Mauritius
Blackstone SGP Associates (Cayman) IV Ltd.	Cayman Islands
Blackstone SGP Family Investment Partnership (Cayman) IV - A L.P.	Cayman Islands
Blackstone SGP Management Associates (Cayman) IV L.P.	Cayman Islands
Blackstone SGP Participation Partnership (Cayman) IV L.P.	Cayman Islands
Blackstone Singapore Pte. Ltd.	Singapore
Blackstone Strategic Alliance Advisors L.L.C.	Delaware
Blackstone Strategic Alliance Associates II L.L.C.	Delaware
Blackstone Strategic Alliance Associates III L.L.C.	Delaware
Blackstone Strategic Alliance Associates L.L.C.	Delaware
Blackstone Strategic Alliance Fund L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Blackstone Strategic Capital Advisors LLC	Delaware
Blackstone Strategic Capital Associates B LLC	Delaware
Blackstone Strategic Capital Associates L.L.C.	Delaware
Blackstone Strategic Equity Fund L.P.	Delaware
Blackstone Strategic Opportunity Associates L.L.C.	Delaware
Blackstone Tactical Opportunities Advisors L.L.C.	Delaware
Blackstone Tactical Opportunities Associates - NQ L.L.C.	Delaware
Blackstone Tactical Opportunities Associates II LLC (Delaware)	Delaware
Blackstone Tactical Opportunities Associates L.L.C.	Delaware
Blackstone Tactical Opportunities LR Associates (Cayman) - NQ Ltd.	Cayman Islands
Blackstone Tactical Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P.	Cayman Islands
Blackstone Tactical Opportunities Management Associates (Cayman) L.P.	Cayman Islands
Blackstone Tenex L.P.	Delaware
Blackstone TM L.L.C.	Delaware
Blackstone Total Alternatives Solution Advisors L.L.C.	Delaware
Blackstone Total Alternatives Solution Associates 2015 I L.P.	Delaware
Blackstone Total Alternatives Solution Associates L.P.	Delaware
Blackstone Total Alternatives Solution Associates-NQ 2015 I L.P.	Delaware
Blackstone Total Alternatives Solution Associates-NQ L.P.	Delaware
Blackstone Treasury Holdings II L.L.C.	Delaware
Blackstone Treasury Holdings III L.L.C.	Delaware
Blackstone Treasury International Holdings	Delaware
Blackstone Treasury Solutions Advisors L.L.C.	Delaware
Blackstone Treasury Solutions Associates L.L.C.	Delaware
Blackstone TWF Family Investment Partnership L.P.	Delaware
Blackstone UK Mortgage Opportunities LR Associates (Cayman) Ltd.	Cayman Islands
Blackstone UK Mortgage Opportunities Management Associates (Cayman) L.P.	Cayman Islands
Blackstone UK Real Estate Supervisory Asia L.L.P.	United Kingdom
Blackstone UK Real Estate Supervisory VII L.L.P.	United Kingdom
Blackstone Value Recovery Fund L.P.	Delaware
Blackstone/GSO Capital Solutions Associates II LLC	Delaware
Blackstone/GSO Capital Solutions Associates LLC	Delaware
Blackstone/GSO Capital Solutions Overseas Associates LLC	Delaware
Blackstone/GSO Corporate Funding Limited	Ireland
Blackstone/GSO Debt Funds Europe (Luxembourg) S.à.r.l	Luxembourg
Blackstone/GSO Debt Funds Europe Ltd.	United Kingdom
Blackstone/GSO Debt Funds Management Europe II Limited	Ireland
Blackstone/GSO Debt Funds Management Europe Limited	Ireland
Blackstone/GSO Loan Financing Limited	Jersey
Blackstone/GSO Loan Financing Limited II	Jersey
Blackstone/GSO Market Neutral Credit Associates LLC	Delaware
Blackstone/GSO Market Neutral Credit Overseas Associates LLC	Delaware
BMA IV FCC L.L.C.	Delaware
BMA V L.L.C.	Delaware
BMA V USS L.L.C.	Delaware
BMA VI L.L.C.	Delaware
BMA VI-NQ L.L.C.	Delaware
BMEZ Advisors L.L.C.	Delaware
BMP DL Side-by-Side GP L.L.C.	Delaware
BMP II Side-by-side GP L.L.C.	Delaware
BMP II USS Side-by-side GP L.L.C.	Delaware
BMP Side-by-Side GP L.L.C.	Delaware
Boyne Valley B.V.	Netherlands
BPP Advisors L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BPP Core Asia - NQ L.L.C.	Delaware
BPP Core Asia - NQ Ltd.	Cayman Islands
BPP Core Asia Associates - NQ L.P.	Cayman Islands
BPP Core Asia Associates L.P.	Cayman Islands
BPP Core Asia L.L.C.	Delaware
BPP Core Asia Ltd.	Cayman Islands
BRE Advisors Europe L.L.C.	Delaware
BRE Advisors III L.L.C.	Delaware
BRE Advisors International L.L.C.	Delaware
BRE Advisors IV L.L.C.	Delaware
BRE Advisors V L.L.C.	Delaware
BRE Advisors VI L.L.C.	Delaware
BRE Associates International (Cayman) II Ltd.	Cayman Islands
BREA Edens L.L.C.	Delaware
BREA International (Cayman) II Ltd.	Cayman Islands
BREA International (Cayman) Ltd.	Cayman Islands
BREA IV L.L.C.	Delaware
BREA Management of Illinois L.L.C.	Delaware
BREA OMP GP L.L.C.	Delaware
BREA Property Management of Florida L.L.C.	Delaware
BREA Property Management of Illinois L.L.C.	Delaware
BREA Property Management of Michigan L.L.C.	Delaware
BREA Property Management of Pennsylvania L.L.C.	Delaware
BREA V L.L.C.	Delaware
BREA VI - ESH L.L.C.	Delaware
BREA VI - NQ L.L.C.	Delaware
BREA VI L.L.C.	Delaware
BREA VII - NQ L.L.C.	Delaware
BREA VII L.L.C.	Delaware
BREA VIII - NQ L.L.C.	Delaware
BREA VIII L.L.C.	Delaware
BREAI (Delaware) II L.L.C.	Delaware
BREAI II L.P.	Cayman Islands
BRECA LLC	Delaware
BREDS Associates II Loan NQ L.P.	Delaware
BREDS Associates II-NQ L.P.	Delaware
BREDS II Feeder Fund GP L.P.	Cayman Islands
BREDS II GP - Gaussian L.L.C.	Delaware
BREDS II GP AC L.L.C.	Delaware
BREDS II GP Gaussian NQ L.L.C.	Delaware
BREDS UK L.L.C.	Delaware
BREMAI II L.P.	Canada
BREP Asia - NQ L.L.C.	Delaware
BREP Asia L.L.C.	Delaware
BREP Asia Side-by-Side GP L.L.C.	Delaware
BREP Asia UK L.L.C.	Delaware
BREP Chiswick GP L.L.C.	Delaware
BREP Edens Associates L.P.	Delaware
BREP Europe III - NQ GP L.L.C.	Delaware
BREP Europe III - NQ GP L.P.	Delaware
BREP Europe III GP L.L.C.	Delaware
BREP Europe III GP L.P.	Delaware
BREP International GP L.L.C.	Delaware
BREP International GP L.P.	Delaware
BREP International II - Q GP L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
BREP International II GP L.L.C.	Delaware
BREP International II GP L.P.	Delaware
BREP International II-Q GP L.L.C.	Cayman Islands
BREP IV (Offshore) GP L.L.C.	Cayman Islands
BREP IV (Offshore) GP L.P.	Cayman Islands
BREP IV Side-by-Side GP L.L.C.	Delaware
BREP OMP Associates L.P.	Delaware
BREP V (Offshore) GP L.L.C.	Cayman Islands
BREP V (Offshore) GP L.P.	Delaware
BREP V Side-by-Side GP L.L.C.	Delaware
BREP VI - NQ Side-by-Side GP L.L.C.	Delaware
BREP VI - Q (Offshore) GP L.L.C.	Cayman Islands
BREP VI - Q (Offshore) GP L.P.	Delaware
BREP VI (Offshore) GP L.L.C.	Delaware
BREP VI (Offshore) GP L.P.	Delaware
BREP VI Side-by-Side GP L.L.C.	Delaware
BREP VII - NQ (Offshore) GP L.L.C.	Delaware
BREP VII - NQ (Offshore) GP L.P.	Cayman Islands
BREP VII - NQ Side-by-Side GP L.L.C.	Delaware
BREP VII (Offshore) GP L.L.C.	Delaware
BREP VII (Offshore) GP L.P.	Cayman Islands
BREP VII Side-by-Side GP L.L.C.	Delaware
BREP VIII - NQ (Offshore) GP L.L.C.	Delaware
BREP VIII (Offshore) GP L.L.C.	Delaware
BREP VIII UK L.L.C.	Delaware
BSSF Holdings - S L.L.C.	Delaware
BSSF I AIV GP L.L.C.	Delaware
BSSF I AIV L.P.	Delaware
BTAS Associates L.L.C.	Delaware
BTAS Associates-NQ L.L.C.	New York
BTD CP Holdings LP	Delaware
BTO - FCC NQ Side-by-Side GP L.L.C.	Delaware
BTO - NQ Side-by-Side GP L.L.C.	Delaware
BTO American Cruise Line Manager L.L.C.	Delaware
BTO Asia SBS Holdings I Ltd. (Cayman)	Cayman Islands
BTO Commodities Manager L.L.C.	Delaware
BTO ESC Park Holdings L.P.	Delaware
BTO ESC Precision Holdings L.P.	Delaware
BTO ESC PTI International Holdings L.P.	Cayman Islands
BTO ESC PTI US Holdings L.P.	Delaware
BTO ESC RGB Holdings L.P.	Delaware
BTO FCC Associates - NQ L.L.C. (Delaware)	Delaware
BTO Gamma Manager L.L.C.	Delaware
BTO George Manager L.L.C.	Delaware
BTO GP - NQ L.L.C.	Delaware
BTO GP L.L.C.	Cayman Islands
BTO Hafnia Manager L.L.C.	Delaware
BTO Hercules Manager L.L.C.	Delaware
BTO HFZ Manager L.L.C.	Delaware
BTO Holdings (Cayman) - NQ Manager L.L.C.	Cayman Islands
BTO Holdings Manager - NQ L.L.C.	Delaware
BTO Holdings Manager L.L.C.	Delaware
BTO IH3 Manager L.L.C.	Delaware
BTO Italian Manager L.L.C.	Delaware
BTO Koala Manager L.L.C.	Delaware

Name	Jurisdiction of Incorporation or Organization
BTO Life Settlement Manager L.L.C.	Delaware
BTO Night Manager LLC	Delaware
BTO Omaha Manager L.L.C.	Delaware
BTO One Market Plaza Manager L.L.C.	Delaware
BTO Pluto Manager L.L.C. (Delaware)	Delaware
BTO Resolution Manager L.L.C.	Delaware
BTO Rothesay Manager L.L.C.	Delaware
BTO Side-by-Side GP L.L.C.	Delaware
BTOA II L.L.C. (Delaware)	Delaware
BTOA L.L.C.	Delaware
BTOA-NQ L.L.C.	Delaware
BUMO GP L.L.C.	Delaware
BXMT Advisors L.L.C.	Delaware
BZDIF Associates LP	Cayman Islands
BZDIF Associates GP LLC	Cayman Islands
BZDIF Associates GP Ltd.	Cayman Islands
BZDIF Associates Ltd.	Cayman Islands
Castle Park CLO Limited	Ireland
CHK Mid-Con Co-Invest Associates, LLC	Delaware
Cleveland Tonkawa CIM LLC	Delaware
Cleveland Tonkawa Royalty Company, LLC	Delaware
CT High Grade Partners II Co-Invest LLC	Delaware
CTIMCO LLC	Delaware
CTOPI Investor LLC	Delaware
Dartry Park CLO Limited	Ireland
Dorchester Park CLO Limited	Ireland
Equity Healthcare L.L.C.	Delaware
Graphite Holdings LLC	Delaware
GSO Advisor Holdings L.L.C.	Delaware
GSO Associates LLC	Delaware
GSO Bakken I Associates LLC	Delaware
GSO Beacon Co-Invest Associates LLC	Delaware
GSO Cactus Credit Opportunities Associates LLC	Delaware
GSO Capital Advisors LLC	Delaware
GSO Capital Opportunities Associates II LLC	Delaware
GSO Capital Opportunities Associates LLC	Delaware
GSO Capital Opportunities Overseas Associates LLC	Delaware
GSO Capital Partners (California) LLC	Delaware
GSO Capital Partners (Texas) GP LLC	Texas
GSO Capital Partners (Texas) LP	Texas
GSO Capital Partners (UK) Limited	United Kingdom
GSO Capital Partners International LLP	United Kingdom
GSO Capital Partners LP	Delaware
GSO Churchill Associates II LLC	Delaware
GSO Churchill Associates LLC	Delaware
GSO Coastline Credit Associates LLC	Delaware
GSO Community Development Capital Group Associates LP	Delaware
GSO Credit Alpha Associates LLC	Delaware
GSO Credit-A Associates LLC	Delaware
GSO Debt Funds Management LLC	Delaware
GSO Dublin LLC	Delaware
GSO Energy C Associates LLC	Delaware
GSO Energy Liquid Opportunities Associates LLC	Delaware
GSO Energy Market Opportunities Associates LLC	Delaware
GSO Energy Partners - A Associates LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
GSO Energy Partners - B Associates LLC	Delaware
GSO Energy Partners - C Associates II LLC	Delaware
GSO Energy Partners - D Associates LLC	Delaware
GSO Energy Select Opportunities Associates LLC	Delaware
GSO European Senior Debt Associates LLC	Delaware
GSO FSEP II Holdings LLC	Delaware
GSO FSGCOF Holdings LLC	Delaware
GSO FSIC Holdings LLC	Delaware
GSO FSIC III Holdings LLC	Delaware
GSO Giant Co-Invest Associates LLC	Delaware
GSO Holdings I LLC	Delaware
GSO Holdings II LLC	Delaware
GSO Holdings III LLC	Delaware
GSO Legacy Associates II LLC	Delaware
GSO Legacy Associates LLC	Delaware
GSO MAK Associates LLC	Delaware
GSO NMERB Associates L.L.C.	Delaware
GSO Oasis Credit Associates LLC	Delaware
GSO Overseas Associates LLC	Delaware
GSO Palmetto Capital Associates LLC	Delaware
GSO Palmetto Opportunistic Associates LLC	Delaware
GSO SJ Partners Associates LLC	Delaware
GSO Targeted Opportunity Associates LLC	Delaware
GSO Targeted Opportunity Master Associates LLC	Delaware
GSO Targeted Opportunity Overseas Associates LLC	Delaware
Huskies Acquisition LLC	Delaware
Lexington National Land Services, LLC	New York
Lifestyle SBS (Singapore) Holdings Pte. Ltd.	Singapore
Lifestyle SBS Holding Ltd. (Cayman)	Cayman Islands
LNLS HoldCo LLC	Delaware
LNLS Upper Holdings LLC	Delaware
MB Asia REA L.L.C.	Delaware
MB Asia REA L.P.	Cayman Islands
MB Asia REA Ltd.	Cayman Islands
MB Asia Real Estate Associates L.P.	Cayman Islands
Orwell Park CLO Limited	Ireland
Phoenix Park CLO Limited	Ireland
Skellig Rock B.V.	Netherlands
Sorrento Park CLO Limited	Ireland
SPFS Advisors L.L.C.	Delaware
SPFSA 2007 L.L.C.	Delaware
SPFSA II L.L.C.	Delaware
SPFSA III L.L.C.	Delaware
SPFSA IV L.L.C.	Delaware
SPFSA V L.L.C.	Delaware
Steamboat Credit Opportunities GP LLC	Delaware
Stoneco IV Corporation	Delaware
Strategic Partners Fund Solutions Advisors L.P.	Delaware
Strategic Partners Fund Solutions Associates - NC Real Asset Opportunities, L.P.	Delaware
Strategic Partners Fund Solutions Associates 2007 L.P.	Delaware
Strategic Partners Fund Solutions Associates II L.P.	Delaware
Strategic Partners Fund Solutions Associates III, L.P.	Delaware
Strategic Partners Fund Solutions Associates IV L.P.	Delaware
Strategic Partners Fund Solutions Associates Real Estate VI L.P.	Delaware
Strategic Partners Fund Solutions Associates V, L.P.	Delaware

Name	Jurisdiction of Incorporation or Organization
Strategic Partners Fund Solutions Associates VI, L.P.	Delaware
Strategic Partners Fund Solutions GP (Offshore) Ltd.	Cayman Islands
TBG Realty Corp.	New York
TBGHK Holdings Ltd.	Hong Kong
TBGHKL - Australian Branch	Australia
The Blackstone Group (Asia) Limited	Hong Kong
The Blackstone Group (Australia) Pty Limited	Australia
The Blackstone Group (HK) Associates Ltd.	Hong Kong
The Blackstone Group (HK) Holdings Limited	Hong Kong
The Blackstone Group (HK) Limited	Hong Kong
The Blackstone Group Europe Limited	United Kingdom
The Blackstone Group Germany GmbH	Germany
The Blackstone Group International (Cayman) Limited	Cayman Islands
The Blackstone Group International Limited	United Kingdom
The Blackstone Group International Partners LLP	United Kingdom
The Blackstone Group Japan K.K.	Japan
The Blackstone Group Mauritius II Ltd.	Mauritius
The Blackstone Group Mauritius Ltd.	Mauritius
The Blackstone Group Spain, S.L.	Spain
Tymon Park CLO Limited	Ireland